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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                     --------------------------------------

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the

                       THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 25, 2003

                          BUTLER MANUFACTURING COMPANY

                              1540 Genessee Street
                           Kansas City, Missouri 64102
                              Phone (816) 968-3000

                      Incorporated in the State of Delaware

                          Commission File No. 001-12335

                I.R.S. Employer Identification Number: 44-0188420




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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

The following schedules are listed as exhibits to this filing solely for the purpose of incorporation by reference in Item 9:

Exhibit No.                Description

99.1                       Butler Manufacturing Company's First Quarter 2003
                           Shareholders' Letter.

99.2                       Butler Manufacturing Company's First Quarter Earnings
                           Press Release.

ITEM 9.  REGULATION FD DISCLOSURE.

Butler Manufacturing Company's First Quarter 2003 Shareholder's Letter, and the April 24, 2003 First Quarter Earnings Press Release covering the first quarter 2003 financial results are presented as exhibits 99.1 and 99.2. Both exhibits are furnished pursuant to Item 9, Regulation FD and Item 12, Disclosure of Results of Operation and Financial Condition.

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                                   SIGNATURES


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



BUTLER MANUFACTURING COMPANY

April 25, 2003                                /s/ Larry C. Miller
----------------------                        ------------------------------
Date                                          Larry C. Miller
                                              Vice President - Finance, and
                                              Chief Financial Officer



April 25, 2003                                /s/ John W. Huey
----------------------                        ------------------------------
Date                                          John W. Huey
                                              Vice President - General Counsel
                                              and Secretary




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                          BUTLER MANUFACTURING COMPANY
                                    FORM 8-K
                                  EXHIBIT INDEX



Exhibit No          Exhibit Description
----------          -------------------

99.1                Butler Manufacturing Company's First Quarter 2003
                    Shareholders' Letter.

99.2                Butler Manufacturing Company's First Quarter Earnings Press
                    Release.







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